UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant	X

Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Information Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
x	Definitive Information Statement

ADVANCED SERIES TRUST
(Name of Registrant As Specified In Its Charter)
(Name of Person(s) Filing Information Statement, if other than Registrant)
Payment of Filing Fee (Check the appropriate box):
x	No fee required
Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

The Information Statement is available at: www.PrudentialAnnuities.com/investor/invprospectus

ADVANCED SERIES TRUST

AST Franklin 85/15 Diversified Allocation Portfolio

655 Broad Street

17th Floor

Newark, New Jersey 07102

INFORMATION STATEMENT

July 8, 2021

To the Shareholders:

At a meeting held on March 10-11, 2021, the Board of Trustees (the Board) of Advanced Series Trust approved an amended subadvisory agreement for the AST Franklin 85/15 Diversified Allocation Portfolio (the Portfolio). Effective April 26, 2021, Franklin Advisers, Inc. (Franklin Advisers) was added as a subadviser to the Portfolio, to serve alongside QS Investors, LLC (QS Investors), Brandywine Global Investment Management, LLC (Brandywine), ClearBridge Investments, LLC (ClearBridge), Western Asset Management Company, LLC (WAMCO), and Western Asset Management Company Limited (WAML) (collectively, the Subadvisers).

PGIM Investments LLC (PGIM Investments or the Manager), as investment manager to the Portfolio, has amended the subadvisory agreement with QS Investors, Brandywine, ClearBridge, WAMCO, and WAML, to include Franklin Advisers, as subadviser to the Portfolio (the Amended Subadvisory Agreement). Prior to April 26, 2021, QS Investors, Brandywine, ClearBridge, WAMCO, and WAML, served as the subadvisers to the Portfolio. The Amended Subadvisory Agreement relates to the appointment of Franklin Advisers to serve alongside QS Investors, Brandywine, ClearBridge, WAMCO, and WAML as subadvisers to the Portfolio. The Amended Subadvisory Agreement became effective on April 26, 2021. The investment management agreement relating to the Portfolio has not been, and will not be, changed as a result of the Amended Subadvisory Agreement. The Manager will continue to manage the Portfolio.

This information statement describes the circumstances surrounding the Board’s approval of the Amended Subadvisory Agreement and provides you with an overview of its terms. This information statement does not require any action by you. It is provided to inform you about a change in the Portfolio’s subadvisory arrangements.

By order of the Board,

Andrew R. French
Secretary

THIS IS NOT A PROXY STATEMENT.
WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ASTF85-15IS2

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

The Information Statement is available at: www.PrudentialAnnuities.com/investor/invprospectus

ADVANCED SERIES TRUST
AST Franklin 85/15 Diversified Allocation Portfolio

655 Broad Street

17th Floor

Newark, New Jersey 07102

INFORMATION STATEMENT

July 8, 2021

This information statement is being furnished in lieu of a proxy statement to beneficial shareholders of the AST Franklin 85/15 Diversified Allocation Portfolio (the Portfolio), a series of Advanced Series Trust (AST or the Trust), pursuant to the terms of an exemptive order (the Manager-of-Managers Order) issued by the Securities and Exchange Commission (the SEC). The Manager-of-Managers Order permits the Portfolio’s investment managers to hire subadvisers that are not affiliated with the investment managers, and to make changes to certain existing subadvisory agreements with the approval of the Board of Trustees of the Trust, without obtaining shareholder approval.

AST is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). AST is organized as a Massachusetts business trust. The Portfolio is a series of the Trust.

The Trustees of AST are collectively referred to herein as the “Board” or “Trustees.” The principal executive offices of AST are located at 655 Broad Street, 17th Floor, Newark, NJ 07102. PGIM Investments LLC (PGIM Investments or the Manager) serves as the investment manager of the Portfolio.

This information statement relates to the approval by the Board of an amended subadvisory agreement for the Portfolio. At a meeting of the Board held on March 10-11, 2021 (the Meeting), the Board, including a majority of the Trustees who are not parties to the amended subadvisory agreement, and who are not interested persons of those parties, as defined in the 1940 Act (the Independent Trustees), approved an amended subadvisory agreement with QS Investors, LLC (QS Investors), Brandywine Global Investment Management, LLC (Brandywine), ClearBridge Investments, LLC (ClearBridge), Western Asset Management Company, LLC (WAMCO), Western Asset Management Company Limited (WAML), and Franklin Advisers, Inc. (Franklin Advisers), to subadvise the Portfolio (the Amended Subadvisory Agreement). Prior to April 26, 2021, QS Investors, Brandywine, ClearBridge, WAMCO, and WAML (the Prior Subadvisers), affiliates of Franklin Advisers, served as the subadvisers to the Portfolio pursuant to a separate subadvisory agreement (the Prior Subadvisory Agreement). The Amended Subadvisory Agreement relates to the appointment of Franklin Advisers to serve alongside QS Investors, Brandywine, ClearBridge, WAMCO, and WAML (collectively, the Subadvisers) as subadvisers to the Portfolio. The Amended Subadvisory Agreement became effective on April 26, 2021.

The investment objective of the Portfolio has not changed. The investment management agreement between the Manager and the Trust (the Management Agreement) relating to the Portfolio has not been, and will not be, changed as a result of the Amended Subadvisory Agreement. The Management Agreement was last approved by the Trustees, including a majority of the Independent Trustees, at the June 2021 Board meetings. The Prior Subadvisory Agreement was last approved by the Trustees, including a majority of the Independent Trustees, at the June 2020 Board meetings.

The Manager or its affiliates will pay for the costs associated with preparing and distributing this information statement to the shareholders of the Portfolio. A Notice of Internet Availability for this information statement will be mailed on or about July 8, 2021 to shareholders investing in the Portfolio as of April 26, 2021.

THIS IS NOT A PROXY STATEMENT.
WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

AMENDED SUBADVISORY AGREEMENT

Approval of the Amended Subadvisory Agreement

As required by the 1940 Act, the Board considered the Amended Subadvisory Agreement among the Manager and the Subadvisers relating to the Portfolio. The Board noted that the purpose of the Amended Subadvisory Agreement was to add Franklin Advisers as a new subadviser to the Portfolio, and that the Amended Subadvisory Agreement would replace the Prior Subadvisory Agreement among the Manager and QS Investors, Brandywine, ClearBridge, WAMCO, and WAML (collectively, the Prior Subadvisers). The Board, including all of the Independent Trustees, met at the Meeting, and approved the Amended Subadvisory Agreement for an initial two-year period, after concluding that such approval was in the best interests of the Portfolio and its beneficial shareholders. The Board noted that the Amended Subadvisory Agreement with the Subadvisers would replace the Prior Subadvisory Agreement in place between the Manager and the Prior Subadvisers for the Portfolio.

In advance of the Meeting, the Board requested and received materials relating to the Amended Subadvisory Agreement, and had the opportunity to ask questions and request further information in connection with its consideration.

Before approving the Amended Subadvisory Agreement, the Board, including all of the Independent Trustees, with advice from independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Portfolio by the Subadvisers; comparable performance information; the fees to be paid by the Manager to the Subadvisers; the potential for economies of scale that may be shared with the Portfolio and its shareholders; and other benefits to the Subadvisers. In connection with its deliberations, the Board considered information provided by the Manager and the Subadvisers at, or in advance of, the Meeting. In its deliberations, the Board did not identify any single factor that, alone, was responsible for the Board’s decision to approve the Amended Subadvisory Agreement.

The Board determined that the overall arrangement between the Manager and the Subadvisers was appropriate in light of the services to be performed and the fees to be charged under the Amended Subadvisory Agreement, and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s approval of the Amended Subadvisory Agreement are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by each of the Prior Subadvisers under the Prior Subadvisory Agreement, and those that would be provided by the Subadvisers under the Amended Subadvisory Agreement. The Board noted that the nature and extent of services provided under the Prior Subadvisory Agreement, and those that would be provided under the Amended Subadvisory Agreement, were the same in that each of the Subadvisers are required to provide day-to-day portfolio management services to the Portfolio, and to comply with all Portfolio policies, and applicable rules and regulations. The Board noted that the Prior Subadvisers would continue to provide the same services to the Portfolio under the Amended Subadvisory Agreement, but that Franklin Advisers would begin providing subadvisory services by being added as a subadviser to the Portfolio.

With respect to quality of services, the Board noted that it had received and considered information about the Prior Subadvisers at the June 2020 Board meeting (the June Meeting) in connection with the renewal of the Prior Subadvisory Agreement, and that the Board had approved the Prior Subadvisory Agreement with the Prior Subadvisers at the June Meeting. At the Meeting, the Board considered, among other things, the background and experience of Franklin Advisers’ portfolio managers who would become responsible for a portion of the assets of the Portfolio under the Amended Subadvisory Agreement. The Board was also provided information pertaining to the organizational structure, senior management and investment operations of Franklin Advisers, among other relevant information. The Board noted that it had also received favorable compliance reports regarding Franklin Advisers from AST’s Chief Compliance Officer.

The Board concluded that, based on the nature of the proposed services to be rendered, the background information it had reviewed regarding Franklin Advisers, and its prior experience with the Prior Subadvisers, it was reasonable to expect that the Board would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by the Subadvisers under the Amended Subadvisory Agreement.

Performance

The Board received and considered information regarding the investment performance of certain multi-asset funds managed by Franklin Advisers, and hypothetical performance using a combination of Franklin Advisers performance of investment strategies similar to the investment strategies to be used by Franklin Advisers for the Portfolio, as well as a comparison of such performance information against a relevant benchmark index. The Board noted that it had received and reviewed performance information about the Prior Subadvisers at the June Meeting. The Board concluded that it was satisfied with the performance information it reviewed.

Subadvisory Fees

The Board considered the proposed contractual and effective subadvisory fees payable from the Manager to the Subadvisers under the Amended Subadvisory Agreement. The Board considered that the proposed contractual and effective subadvisory fees to be paid by the Manager to the Subadvisers were lower than the rates paid by the Manager to the Prior Subadvisers under the Prior Subadvisory Agreement. The Board considered that subadvisory fees are paid by the Manager to the Subadvisers, and that, as a result, a decrease in the effective subadvisory fees for the Portfolio will increase the net investment management fee retained by the Manager. The Board considered that the Manager had agreed to share through a management fee waiver at least 90% of the savings resulting from the subadvisory fee reduction (based on the Portfolio’s net assets) that would otherwise inure to the Manager. Additionally, to the extent that the savings are less than 0.01%, the Manager has agreed to share 100% of the savings. The Board noted that the Manager estimated that the reduced aggregate subadvisory fee rate will result in a subadvisory fee reduction of 0.02% based on net assets of the Portfolio as of December 31, 2020, and, therefore, proposed a management fee waiver of 0.018% for the Portfolio through June 30, 2022. The Board noted that this waiver would apply in addition to an existing expense cap of 1.070%, which is effective through June 30, 2022. The Board noted that it will continue to review management and subadvisory fees as part of the annual contract review process. The Board concluded that the subadvisory fees to be paid under the Amended Subadvisory Agreement were reasonable.

Profitability

Because the engagement of Franklin Advisers with respect to the Portfolio is new, the Board noted that there was no historical profitability information with respect to the proposed subadvisory arrangement for the Portfolio. The Board noted that, since the Subadvisers are not affiliated with the Manager, the revenues derived by the Subadvisers under the Amended Subadvisory Agreement would not be included in any future profitability calculations of the Manager, and concluded that the level of profitability of a subadviser not affiliated with the Manager, such as each of the Subadvisers, may not be as significant as the Manager’s profitability, given the arm’s-length nature of the process by which subadvisory fees are negotiated between the Manager and unaffiliated subadvisers, as well as the fact that the Manager compensates subadvisers from its management fees.

The Board noted that it would consider profitability information as part of future annual reviews of advisory agreements.

Economies of Scale

The Board noted that the proposed subadvisory fee schedules for the Portfolio under the Amended Subadvisory Agreement contained breakpoints that reduce the fees on assets above specified levels. The Board noted that it would consider economies of scale in connection with future annual reviews of the Amended Subadvisory Agreement.

Other Benefits to the Subadvisers

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by each of the Subadvisers, and their respective affiliates, in connection with the Portfolio. The Board concluded that any potential benefits to be derived by each of the Subadvisers were consistent with those generally derived by other subadvisers to other AST portfolios. The Board also concluded that any potential benefits to be derived by each of the Subadvisers were similar to the benefits derived by each of the Subadvisers in connection with their management of other AST portfolios, which are reviewed on an annual basis, and which were considered at the June Meeting in connection with the renewal of the advisory agreements for the other AST portfolios for which the Prior Subadvisers provide subadvisory services.

The Board also concluded that any potential benefits to be derived by the Subadvisers included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of the Amended Subadvisory Agreement.

***

After full consideration of these factors, the Board approved the Amended Subadvisory Agreement for an initial two-year period upon concluding that such approval was in the best interests of the Portfolio and its beneficial shareholders.

The Amended Subadvisory Agreement is attached as Exhibit A.

Franklin Advisers. Franklin Advisers is an indirect wholly owned subsidiary of Franklin Resources, Inc. (Franklin Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. As of March 31, 2021, Franklin Resources and its affiliates had approximately $1,498.9 billion in assets under management. Franklin Advisers is located at One Franklin Parkway, San Mateo, California 94403.

Additional information about Franklin Advisers is attached as Exhibit B.

QS Investors. QS Investors is a wholly owned indirect subsidiary of Franklin Resources. As of March 31, 2021, QS Investors had approximately $19 billion in assets under management. QS Investors is headquartered at 880 3rd Avenue, New York, New York 10022.

Additional information about QS Investors is attached as Exhibit C.

Brandywine. Brandywine is a wholly owned indirect subsidiary of Franklin Resources. As of March 31, 2021, Brandywine had approximately $63.9 billion in assets under management. Brandywine’s address is 1735 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103.

Additional information about Brandywine is attached as Exhibit D.

ClearBridge. ClearBridge is a wholly owned indirect subsidiary of Franklin Resources. ClearBridge has offices at 620 Eighth Avenue, New York, New York 10018 and is an investment adviser that manages US and international equity investment strategies for institutional and individual investors. ClearBridge has been committed to delivering long-term results through active management for more than 50 years, and bases its investment decisions on fundamental research and the insights of seasoned portfolio management teams. As of March 31, 2021, ClearBridge’s assets under management (including assets under management for ClearBridge and ClearBridge Investments Limited and its subsidiaries, which has integrated its business with that of ClearBridge) were approximately $184.0 billion, including $13.6 billion for which ClearBridge provides non-discretionary investment models to managed account sponsors.

Additional information about ClearBridge is attached as Exhibit E.

WAMCO and WAML. WAMCO is a wholly owned indirect subsidiary of Franklin Resources. WAMCO, established in 1971 and acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by WAMCO and its supervised affiliates, including Western Asset Management Company Ltd. – Japan and Western Asset Management Company Pte. Ltd. – Singapore, were approximately $476.3 billion as of March 31, 2021. WAMCO’s address is 385 East Colorado Boulevard, Pasadena, California 91101. WAML is a wholly owned indirect subsidiary of Franklin Resources. WAML acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. WAML is located at 10 Exchange Place, London, England.

Additional information about WAMCO and WAML are attached as Exhibit F.

Terms of the Amended Subadvisory Agreement

The material terms of the Amended Subadvisory Agreement are the same as the material terms of the Prior Subadvisory Agreement, except for the addition of Franklin Advisers as a party and the reduced contractual subadvisory fee rate. Pursuant to the Prior Subadvisory Agreement, the Manager has allocated management of all or a portion of the Portfolio’s assets to QS Investors, Brandywine, ClearBridge, WAMCO, and WAML. Under the Amended Subadvisory Agreement, Franklin Advisers is also authorized to act on behalf of the Portfolio. QS Investors is compensated by the Manager (and not the Portfolio) based on the amount of assets of the Portfolio each of the Subadvisers manage.

The subadvisory fee rates under the Prior Subadvisory Agreement, the subadvisory fee rates under the Amended Subadvisory Agreement, and the subadvisory fees paid to QS Investors for the fiscal year ended December 31, 2020, are set forth below:

Previous Subadvisory Fee Rates*	New Subadvisory Fee Rates*	Subadvisory Fees Paid for the Fiscal Year Ended December 31, 2020
QS Investors; Brandywine; ClearBridge; WAMCO; and WAML 0.350% of average daily net assets to $250 million; 0.325% of average daily net assets over $250 million to $500 million; 0.300% of average daily net assets over $500 million to $750 million; 0.275% of average daily net assets over $750 million to $1 billion; 0.250% of average daily net assets over $1 billion to $2 billion; and 0.225% of average daily net assets over $2 billion.	QS Investors; Brandywine; ClearBridge; WAMCO; WAML; and Franklin Advisers 0.330% of average daily net assets to $250 million; 0.305% of average daily net assets over $250 million to $500 million; 0.280% of average daily net assets over $500 million to $750 million; 0.255% of average daily net assets over $750 million to $1 billion; 0.230% of average daily net assets over $1 billion to $2 billion; and 0.205% of average daily net assets over $2 billion.	$1,450,493

* QS Investors has agreed to a contractual fee waiver arrangement that applies to the Portfolio. Under this arrangement, QS Investors will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund subadvisory fee paid to QS Investors for any portfolio affiliated with the Trust. In addition, QS Investors will waive its subadvisory fee for the Portfolio in an amount equal to the management or subadvisory fee it receives for acquired funds that are not affiliated with the Trust. Notwithstanding the foregoing, the subadvisory fee waiver will not exceed 100% of the subadvisory fee.

The Amended Subadvisory Agreement provides, as does the Prior Subadvisory Agreement, that subject to the supervision of the Manager and the Board, each of QS Investors, Brandywine, ClearBridge, WAMCO, WAML, and Franklin Advisers, respectively, are responsible for managing the investment operations of the assets of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for the Portfolio, all in accordance with the investment objective and policies of the Portfolio, as reflected in its current prospectus and statement of additional information, and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, QS Investors, Brandywine, ClearBridge, WAMCO, WAML, and Franklin Advisers, will each maintain all books and records required to be maintained by an investment adviser and will render to the Board such periodic and special reports, as the Board may reasonably request.

The Amended Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter, as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio, or by the Board, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (i) the Amended Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio, (ii) the Amended Subadvisory Agreement will terminate automatically in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Trust’s Management Agreement with the Manager, and (iii) the Amended Subadvisory Agreement may be terminated at any time by QS Investors or by the Manager on not more than 60 days’, nor less than 30 days’, written notice to the other party to the Amended Subadvisory Agreement.

The Amended Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of their duties, or reckless disregard of their obligations and duties thereunder, none of QS Investors, Brandywine, ClearBridge, WAMCO, WAML, or Franklin Advisers, respectively, will be liable for any act or omission in connection with their activities as subadvisers to the Portfolio.

MANAGEMENT AND ADVISORY ARRANGEMENTS

The Manager

The Trust is managed by PGIM Investments, 655 Broad Street, 17th Floor, Newark, NJ 07102.

As of March 31, 2021, PGIM Investments served as investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $358.9 billion. PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). PGIM Investments has been in the business of providing advisory services since 1996.

Terms of the Management Agreement

Services Provided by the Manager. Pursuant to the Management Agreement with the Trust, the Manager, subject to the supervision of the Trust’s Board and in conformity with the stated policies of the Portfolio, manages both the investment operations and composition of the Portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Portfolio. The Manager continues to have the ultimate responsibility for all investment advisory services performed pursuant to any such subadvisory agreement.

The Manager is specifically responsible for overseeing and managing the Portfolio and the Subadvisors. In this capacity, the Manager reviews the performance of the Portfolio and the Subadvisers and makes recommendations to the Board with respect to the retention of investment subadvisers, the renewal of contracts, and the reorganization and merger of portfolios, and other legal and compliance matters. The Manager takes on the entrepreneurial and other risks associated with the launch of each new portfolio and its ongoing operations. The Manager utilizes the Strategic Investment Research Group (SIRG), a unit of PGIM Investments, to assist the Manager in regularly evaluating and supervising the Portfolio and the Subadvisers, including with respect to investment performance. SIRG is a centralized research department of PGIM Investments that is comprised of a group of highly experienced analysts. SIRG utilizes proprietary processes to analyze large quantities of industry data, both on a qualitative and quantitative level, in order to effectively oversee the Portfolio and the Subadvisers. The Manager utilizes this data in directly supervising the Portfolio and the Subadvisers. SIRG provides reports to the Board and presents to the Board at special and regularly scheduled Board meetings. The Manager bears the cost of the oversight program maintained by SIRG.

In addition, the Manager generally provides or supervises all of the administrative functions necessary for the organization, operation and management of the Trust and its portfolios. The Manager administers the Trust’s corporate affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services, which are not being furnished by the Trust’s custodian or transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Trust. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Trust, including, but not limited to, the custodian, transfer agent, and accounting agent. The management services of the Manager to the Trust are not exclusive under the terms of the Management Agreement, and the Manager is free to, and does, render management services to others.

The primary administrative services furnished by the Manager are more specifically detailed below:

·	furnishing of office facilities;
·	paying salaries of all officers and other employees of the Manager who are responsible for managing the Trust and the Portfolio;
·	monitoring financial and shareholder accounting services provided by the Trust’s custodian and transfer agent;
·	providing assistance to the service providers of the Trust and the Portfolio, including, but not limited to, the custodian, transfer agent, and accounting agent;
·

monitoring, together with the Subadvisers, the Portfolio’s compliance with its investment policies, restrictions, and with federal and state laws and regulations, including federal and state securities laws, the Internal Revenue Code and other relevant federal and state laws and regulations;

·	preparing and filing all required federal, state and local tax returns for the Trust and the Portfolio;
·	preparing and filing with the SEC on Form N-CSR the Trust’s annual and semi-annual reports to shareholders, including supervising financial printers who provide related support services;
·	preparing and filing with the SEC required monthly reports of portfolio holdings on Form N-PORT;
·	preparing and filing the Trust’s registration statement with the SEC on Form N-1A, as well as preparing and filing with the SEC supplements and other documents, as applicable;
·	preparing compliance, operations and other reports required to be received by the Trust’s Board and/or its committees in support of the Board’s oversight of the Trust; and
·	organizing the regular and any special meetings of the Board of the Trust, including preparing Board materials and agendas, preparing minutes, and related functions.

Expenses Borne by the Manager. In connection with its management of the corporate affairs of the Trust, the Manager bears certain expenses, including, but not limited to:

·	the salaries and expenses of all of its and the Trust’s personnel, except the fees and expenses of Trustees who are not affiliated persons of the Manager or the Subadvisers;
·	all expenses incurred by the Manager or the Trust in connection with managing the ordinary course of a Trust’s business, other than those assumed by the Trust, as described below;
·	the fees, costs and expenses payable to QS Investors, pursuant to the Amended Subadvisory Agreement; and
·

with respect to the compliance services provided by the Manager, the cost of the Trust’s Chief Compliance Officer, the Trust’s Deputy Chief Compliance Officer, and all personnel who provide compliance services for the Trust, and all of the other costs associated with the Trust’s compliance program, which includes the management and operation of the compliance program responsible for compliance oversight of the Portfolio and the Subadvisers.

Expenses Borne by the Trust. Under the terms of the Management Agreement, the Trust is responsible for the payment of Trust expenses not paid by the Manager, including:

·	the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of the Trust’s assets payable to the Manager;
·	the fees and expenses of Trustees who are not affiliated persons of the Manager or the Subadvisers;
·

the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust’s shares;

·	the charges and expenses of the Trust’s legal counsel and independent auditors;
·	brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities (and futures, if applicable) transactions;
·	all taxes and corporate fees payable by the Trust to governmental agencies;
·	the fees of any trade associations of which the Trust may be a member;
·	the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Trust;
·	the cost of fidelity, directors and officers, and errors and omissions insurance;
·

the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for such purposes;

·

allocable communications expenses with respect to investor services, and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports and notices to shareholders; and

·	litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business and distribution and service (12b-1) fees.

Terms of the Management Agreement. The Management Agreement provides that the Manager will not be liable for any error of judgment by the Manager or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case, any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Manager or the Trust by a vote of the Board or of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act) upon not more than 60 days’, nor less than 30 days’, written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution, only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

The table below sets forth the applicable contractual management fee rates and the management fees received by the Manager during the most recently completed fiscal year.

Portfolio	Investment Management Fee Rate*	Aggregate Investment Management Fees for the most recently completed fiscal year
AST Franklin 85/15 Diversified Allocation Portfolio	0.7325% of average daily net assets to $300 million; 0.7225% on next $200 million of average daily net assets; 0.7125% on next $250 million of average daily net assets; 0.7025% on next $2.5 billion of average daily net assets; 0.6925% on next $2.75 billion of average daily net assets; 0.6625% on next $4 billion of average daily net assets; 0.6425% over $10 billion of average daily net assets	$3,003,461

* The Manager has contractually agreed to waive a portion of its investment management fee equal to the subadvisory fee waiver due to investments in the underlying portfolios managed by the subadviser or an affiliate of the subadviser. The Manager has also contractually agreed to waive 0.018% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee (after management fee waiver) plus other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser) (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 1.070% of the Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

Directors and Officers of PGIM Investments

Set forth below is the name, title and principal occupation of the principal executive officer of PGIM Investments. There are no directors of PGIM Investments. The address of the principal executive officer of PGIM Investments is 655 Broad Street, 17th Floor, Newark, New Jersey 07102. None of the officers or directors of PGIM Investments are also officers or directors of the Subadvisers.

Name	Position with PGIM Investments	Principal Occupations
Stuart S. Parker	President, Chief Executive Officer, Chief Operating Officer, Officer-in-Charge

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

Set forth below is a list of the officers of the Trust who are also officers or directors of PGIM Investments.*

Name	Position with Trust	Position with PGIM Investments
Timothy S. Cronin	President	Senior Vice President
Ken Allen	Vice President	Vice President
Claudia DiGiacomo	Chief Legal Officer and Assistant Secretary	Chief Legal Officer, Executive Vice President and Secretary
Andrew R. French	Secretary	Assistant Secretary and Vice President
Melissa Gonzalez	Assistant Secretary	Assistant Secretary and Vice President
Patrick McGuinness	Assistant Secretary	Assistant Secretary and Vice President
Dino Capasso	Chief Compliance Officer	Chief Compliance Officer and Vice President
Christian J. Kelly	Treasurer & Principal Financial and Accounting Officer	Assistant Treasurer and Vice President

* Includes Mr. Cronin, who also serves as an interested trustee of the Trust.

Custodian

The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, serves as custodian for the Trust’s portfolio securities and cash, and, in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent and Shareholder Servicing Agent

Prudential Mutual Fund Services LLC (PMFS), 655 Broad Street, 17th Floor, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Portfolio. PMFS is an affiliate of PGIM Investments. PMFS provides customary transfer agency services to the Portfolio, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives compensation from the Trust and is reimbursed for its transfer agent expenses, which include an annual fee per shareholder account, a monthly inactive account fee per shareholder account and its out-of-pocket expenses; including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.

BNY Mellon Asset Servicing (US) Inc. (BNYAS) serves as sub-transfer agent to the Trust. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, DE 19809, to provide certain administrative functions to PMFS, the Portfolio’s transfer agent. PMFS will compensate BNYAS for such services.

Distribution

Prudential Annuities Distributors, Inc. (PAD) serves as the distributor for the shares of the Portfolio. Each class of shares is offered and redeemed at its net asset value without any sales load. PAD is an affiliate of PGIM Investments. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA).

Under the distribution agreement, the Portfolio is currently subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of the Portfolio. For the most recently completed fiscal year, the Portfolio incurred the following amount of fees for services provided by PAD:

Portfolio	Amount Paid
AST Franklin 85/15 Diversified Allocation Portfolio	$993,899

Brokerage

For the most recently completed fiscal year, the Portfolio paid the following in brokerage commissions to affiliated and non-affiliated broker-dealers:

Portfolio	Amount Paid
AST Franklin 85/15 Diversified Allocation Portfolio	$313,313

Shareholder Communication Costs

The Manager or its affiliates will pay for the costs associated with preparing and distributing this information statement. The Portfolio pays a fee under a Rule 12b-1 plan covering a variety of services, including paying the printing and mailing costs of information statements.

Shareholder Proposals

The Trust, as a Massachusetts business trust, is not required to hold annual meetings of shareholders, and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Trust’s Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trustees’ solicitation relating thereto is made in order to be included in the Trust’s proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Annual and Semi-Annual Reports

The Trust’s annual reports, semi-annual reports and information statements are sent to shareholders. Only one copy of a report or information statement, as applicable, may be delivered to multiple shareholders sharing an address unless the Trust receives contrary instructions from one or more of the shareholders. A copy of the Trust’s most recent annual report, semi-annual report or information statement may be obtained without charge by writing the Trust at 655 Broad Street, 17th Floor, Newark, New Jersey 07102 or by calling (800) 778-2255 (toll free).

Shareholder Information

Information on share ownership of the Portfolio is set forth in Exhibit G to this information statement.

Andrew R. French
Secretary
Dated: July 8, 2021

EXhibit A

AMENDMENT TO SUBADVISORY AGREEMENT

FOR AST LEGG MASON DIVERSIFIED GROWTH PORTFOLIO OF

ADVANCED SERIES TRUST

PGIM Investments LLC (the “Manager”), QS Investors, LLC, Brandywine Global Investment Management, LLC, ClearBridge Investments, LLC, Western Asset Management Company, LLC and Western Asset Management Company Limited (collectively, the “Subadvisers”) hereby agree to amend the subadvisory agreement for the AST Legg Mason Diversified Growth Portfolio (the “Portfolio”), dated as of July 31, 2020, by and among the Manager and the Subadvisers (the “Agreement”) to: (i) change the name of the Portfolio; (ii) add Franklin Advisers, Inc. (“Franklin”) as a party to the Agreement; and (iii) amend the existing Schedule A to the Agreement.

The Agreement is hereby amended as follows:

1.	All references to “AST Legg Mason Diversified Growth Portfolio” are hereby changed to “AST Franklin 85/15 Diversified Allocation Portfolio”;

2.	Franklin Advisers, Inc. is hereby added as a party to the Agreement and hereafter all references in the Agreement to a “Subadviser” shall now include Franklin; and

3.	Schedule A is hereby deleted and replaced with the attached Schedule A.

IN WITNESS HEREOF, PGIM Investments LLC, QS Investors, LLC, Brandywine Global Investment Management, LLC, ClearBridge Investments, LLC, Western Asset Management Company, LLC, Western Asset Management Company Limited and Franklin Advisers, Inc. have duly executed this Amendment as of the effective date of this Amendment.

PGIM INVESTMENTS LLC

By: Timothy S. Cronin

Name: Timothy S. Cronin

Title: Senior Vice President

QS INVESTORS, LLC

By: Steven Ducker

Name: Steven R. Ducker

Title: Chief Compliance Officer

Address for Notices:

QS Investors, LLC

880 Third Avenue, 7th Floor

New York, NY 10022

Attn: Business Management

BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC

By: Mark Glassman
Name: Mark P. Glassman
Title: Chief Administrative Officer

Address for Notices:
Brandywine Global Investment Management, LLC 1735 Market Street, Suite 1800
Philadelphia, PA 19103

CLEARBRIDGE INVESTMENTS, LLC

By: Barbara Brooke Manning
Name: Barbara Brooke Manning
Title: Managing Director

Address for Notices:
ClearBridge Investments, LLC
620 8th Avenue
New York, NY 10018

WESTERN ASSET MANAGEMENT COMPANY, LLC

By: Marzo Bernardi
Name: Marzo Bernardi
Title: Director of Global Client Services & Marketing

Address for Notices:
Western Asset Management Company, LLC
385 East Colorado Boulevard
Pasadena, CA 91101

WESTERN ASSET MANAGEMENT COMPANY LIMITED

By: Marzo Bernardi
Name: Marzo Bernardi
Title: Director of Global Client Services & Marketing

Address for Notices:
Western Asset Management Company Limited
10 Exchange Square
Primrose Street
London EC2A 2EN

FRANKLIN ADVISERS, INC.

By: Edward Perks
Name: Ed Perks
Title: President, Franklin Advisers, Inc.

Address for Notices: Franklin Advisers, Inc. One Franklin Parkway San Mateo, California 99403 Attn: General Counsel	With a copy to: Franklin Templeton Investments One Franklin Parkway San Mateo, California 99403 Attn: General Counsel

Effective Date as Revised: April 26, 2021

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by QS Investors, LLC (QS) and its affiliates, Brandywine Global Investment Management, LLC, ClearBridge Investments, LLC, Western Asset Management Company, LLC, Western Asset Management Company Limited and Franklin Advisers, Inc. for the AST Franklin 85/15 Diversified Allocation Portfolio (the “Portfolio”), PGIM Investments LLC will pay QS a subadvisory fee on the aggregate net assets managed by the Subadvisers that is equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee*
AST Franklin 85/15 Diversified Allocation Portfolio

0.330% of average daily net assets to $250 million;

0.305% of average daily net assets over $250 million to $500 million;

0.280% of average daily net assets over $500 million to $750 million;

0.255% of average daily net assets over $750 million to $1 billion;

0.230% of average daily net assets over $1 billion to $2 billion; and

0.205% of average daily net assets over $2 billion.

* QS has agreed to a contractual fee waiver arrangement that applies to the Portfolio. Under this arrangement, QS will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund subadvisory fee paid to QS for any portfolio affiliated with the Trust. In addition, QS will waive its subadvisory fee for the Portfolio in an amount equal to the management or subadvisory fee it receives for acquired funds that are not affiliated with the Trust. Notwithstanding the foregoing, the subadvisory fee waiver will not exceed 100% of the subadvisory fee.

Effective Date as Revised: April 26, 2021

SCHEDULE B

Consequences of being treated as an Institutional Professional Investor

The following sets out the details of the regulatory requirements pursuant to Paragraphs 15.4 and 15.5 of the Code and the Securities and Futures (Contract notes, Statements of Account and Receipts) Rules which the Subadviser is able to dispense with when dealing with Institutional Professional Investors such as the Trust:

Information for clients

(a)	The need to inform the Trust about the Subadviser and the identity and status of its employees and others acting on its behalf.
(b)	The need to confirm promptly with the Trust the essential features of a transaction after effecting a transaction for the Manager.
(c)	The need to provide the Trust with documentation on the Nasdaq-Amex Pilot Program.
(d)	The need to disclose transaction related information.

Information about clients

(a)	The need to establish the Trust’s financial situation, investment experience and investment objectives.
(b)	The need to ensure the suitability of a recommendation or solicitation.
(c)	The need to assess the Trust’s knowledge of derivatives and characterize the Trust based on his knowledge of derivatives.

Client agreement

The need to enter into a written agreement and the provision of relevant risk disclosure statements.

Discretionary accounts

(a)	The need for the Subadviser to obtain from the Trust an authority in a written form prior to effecting transactions for the Trust without its specific authority.
(b)

The need to explain the authority described under Paragraph 7.1(a)(ii) of the Code, being the authority granted by the Trust to the Subadviser to effect transactions for the Trust without the Trust’s specific authorization and the need to confirm it on an annual basis.

Securities and Futures (Contract notes, Statements of Account and Receipts) Rules

The need to provide the Company with contract notes and daily/monthly statements and receipts (as the case may be).

EXHIBIT B

Franklin Advisers, Inc. (Franklin Advisers)

Franklin Advisers is an indirect wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries. As of March 31, 2020, Franklin Resources, Inc. and its affiliates had approximately $1,498.9 billion in assets under management. Franklin Advisers is located at One Franklin Parkway, San Mateo, California 94403.

The table below lists the name, address, and position for Franklin Advisers’ principal executive officer and each director.

Name & Address*	Position
Perks, Edward D.	President
Oshita, Lindsey	Chief Financial Officer
Tyle, Craig S.	Chief Legal Officer
Beckerle, Breda M.	Chief Compliance Officer
McCarthy, Michael P.	Executive Vice President and Chief Investment Officer
Bayston, Roger A	Executive Vice President
Desai, Sonal	Executive Vice President
Dover, Stephen H.	Executive Vice President
Hasenstab, Michael J.	Executive Vice President
Petryk, Adam	Executive Vice President
Tollette, Wylie A.	Executive Vice President
Yun, William Y.	Executive Vice President
Desai, Sonal	Director
Dover, Stephen H.	Director
Johnson, Jr., Rupert H	Director
Perks, Edward D.	Director

*Unless otherwise noted, the principal mailing address of the principal executive officer and each director of Franklin Advisers is One Franklin Parkway, San Mateo, California 94403.

COMPARABLE FUNDS FOR WHICH Franklin Advisers

SERVES AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable mutual funds to which Franklin Advisers provides investment advisory and subadvisory services, other than the Portfolio:

Fund	Net Assets in Millions (as of March 31, 2021)	Annual Rate of Advisory/Subadvisory Fee Paid to Franklin Advisers
N/A

EXHIBIT C

QS INVESTORS LLC (QS INVESTORS)

QS Investors is a wholly-owned indirect subsidiary of Franklin Resources, Inc. QS Investors and its affiliates managed approximately $19 billion in assets as of March 31, 2021. QS Investors’ address is 880 3rd Avenue, New York, New York 10022.

The table below lists the name, address, and position for QS Investors’ principal executive officer and each director.

Name & Address*	Position
Adam Petryk	President and CEO
Steven Ducker	Chief Compliance Officer
Edward Perk	Director
Steven Dover	Director
Sonal Desai	Director

* The principal mailing address of the principal executive officer and each director of QS Investors is 880 3rd Avenue, New York, New York 10022.

COMPARABLE FUNDS FOR WHICH QS INVESTORS
SERVES AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable mutual funds to which QS Investors provides investment advisory and subadvisory services, other than the Portfolio:

Fund	Net Assets in Millions (as of March 31, 2021)	Annual Rate of Advisory/Subadvisory Fee Paid to QS Investors
N/A

EXHIBIT D

BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC (BRANDYWINE)

Brandywine is a wholly-owned indirect subsidiary of Franklin Resources, Inc. Brandywine managed approximately $63.9 billion in assets as of March 31, 2021. Brandywine’s address is 1735 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103.

The table below lists the name, address, and position for Brandywine’s principal executive officer and each director.

Name & Address*	Position
Mark P. Glassman	Chief Administrative Officer
David F. Hoffman	Elected Manager – Senior Managing Director
Adam B. Spector	Elected Manager – Managing Partner
Henry F. Otto	Elected Manager – Senior Managing Director
Steven M. Tonkovich	Senior Managing Director
Patrick S. Kaser	Senior Managing Director
Jed A. Plafker	Elected Manager (Franklin Resources)
Matthew Nicholls	Elected Manager (Franklin Resources)

* The principal mailing address of the principal executive officer and each director of Brandywine is 1735 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103.

COMPARABLE FUNDS FOR WHICH BRANDYWINE

SERVES AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable mutual funds to which Brandywine provides investment advisory and subadvisory services, other than the Portfolio:

Fund	Net Assets in Millions (as of March 31, 2021)	Annual Rate of Advisory/Subadvisory Fee Paid to Brandywine
N/A

EXHIBIT E

CLEARBRIDGE INVESTMENTS, LLC (CLEARBRIDGE)

ClearBridge is a wholly-owned indirect subsidiary of Franklin Resources, Inc. ClearBridge is an investment adviser that manages US and international equity investment strategies for institutional and individual investors. ClearBridge has been committed to delivering long-term results through active management for more than 50 years, and bases its investment decisions on fundamental research and the insights of seasoned portfolio management teams. As of March 31, 2021, ClearBridge’s assets under management (including assets under management for ClearBridge and ClearBridge Investments Limited and its subsidiaries, which has integrated its business with that of ClearBridge) were approximately $184.0 billion, including $31.6 billion for which ClearBridge provides non-discretionary investment models to managed account sponsors. ClearBridge’s address is 620 Eighth Avenue, New York, New York 10018.

The table below lists the name, address, and position for ClearBridge’s principal executive officer and each director.

Name & Address*	Position
Terrence James Murphy	President and Chief Executive Officer, Director
Barbara Brooke Manning	General Counsel and Chief Compliance Officer
Cynthia Karen List	Chief Financial Officer, Director
Scott Keith Glasser	Chief Investment Officer, Director
Jennifer M. Johnson	Director
Jed A. Plafker	Director
Gwen L. Shaneyfelt	Director
Matthew Nicholls	Director

*Unless otherwise noted, the principal mailing address of the principal executive officer and each director of ClearBridge is 620 Eighth Avenue, New York, New York 10018.

COMPARABLE FUNDS FOR WHICH CLEARBRIDGE

SERVES AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable mutual funds to which ClearBridge provides investment advisory and subadvisory services, other than the Portfolio:

Fund	Net Assets in Millions (as of March 31, 2021)	Annual Rate of Advisory/Subadvisory Fee Paid to ClearBridge
N/A

EXHIBIT F

Western Asset Management Company, LLC (WAMCO) & Western Asset Management Company Limited (WAML)

WAMCO, a wholly-owned indirect subsidiary of Franklin Resources, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by WAMCO and its supervised affiliates, including Western Asset Management Company Ltd. – Japan and Western Asset Management Company Pte. Ltd. – Singapore, were approximately $476.3 billion as of March 31, 2020. WAMCO’s address is 385 East Colorado Boulevard, Pasadena, California 91101. WAML is a wholly-owned indirect subsidiary of Franklin Resources, Inc. WAML acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. WAML is located at 10 Exchange Place, London, England.

The table below lists the name, address, and position for WAMCO & WAMLs principal executive officer and each director.

Name & Address*	Position
James W. Hirschmann	Manager
Jennifer W. Murphy	Manager
Jennifer Johnson	Non-Employee Manager
Matthew Nicholls	Non-Employee Manager
Jed A. Plafker	Non-Employee Manager
Marzo Bernardi	Director of Client Service and Marketing
Daniel E. Giddings	Assistant Secretary
James W. Hirschmann	President and Chief Executive Officer
Dennis J. McNamara	Director of Portfolio Operations
Jennifer W. Murphy	Chief Operating Officer
Charles A. Ruys de Perez	Secretary and General Counsel
Michael B. Zelouf	Executive Director
Charles A. (Tony) Ruys de Perez	Executive Director
Kate Blackledge	Company Secretary
Thomas Merchant	Non-Executive Director

*Unless otherwise noted, the principal mailing address of the principal executive officer and each director of WAMCO is 385 East Colorado Boulevard, Pasadena, California 91101 and of WAML is 10 Exchange Place, London, England.

COMPARABLE FUNDS FOR WHICH WAMCO & WAML

SERVE AS ADVISERS OR SUBADVISERS

The following table lists certain information regarding comparable mutual funds to which WAMCO & WAML provide investment advisory and subadvisory services, other than the Portfolio:

Fund	Net Assets in Millions (as of March 31, 2021)	Annual Rate of Advisory/Subadvisory Fee Paid to WAMCO & WAML
N/A

EXHIBIT G

SHAREHOLDER INFORMATION

As of June 28, 2021, the Trustees and officers of AST, as a group, owned less than 1% of the outstanding shares of the Portfolio.

As of June 28, 2021, the owners, directly or indirectly, of more than 5% of the outstanding shares of any share class of the Portfolio were as follows:

Portfolio Name	Shareholder Name	Registration	Shares/Percentage
AST Franklin 85/15 Diversified Allocation Portfolio	PRUCO Life Insurance Company Plaz Annuity ATTN: Separate Accounts, 7th Floor	213 Washington St Newark, NJ 07102-0000	34,407,105.108/90.22%
	PRUCO Life Insurance Company PLNJ Annuity ATTN: Separate Accounts, 7th Floor	213 Washington St Newark, NJ 07102-0000	3,730,350.619/9.78%

ADVANCED SERIES TRUST

AST Franklin 85/15 Diversified Allocation Portfolio

655 Broad Street

17th Floor

Newark, New Jersey 07102

IMPORTANT NOTICE OF INTERNET

AVAILABILITY OF INFORMATION STATEMENT

(the Notice)

The Information Statement referenced in this Notice is available at:

www.PrudentialAnnuities.com/investor/invprospectus

This Notice is to inform you that an information statement (the Information Statement) regarding an amended subadvisory agreement for the AST Franklin 85/15 Diversified Allocation Portfolio (the Portfolio), a series of the Advanced Series Trust (the Trust), is now available at the website referenced above. Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access the Portfolio’s website to review a complete copy of the Information Statement, which contains important information about the Portfolio’s new subadviser and the amended subadvisory agreement.

As discussed in the Information Statement, at a meeting held on March 10-11, 2021, the Board of Trustees of the Trust approved an amended subadvisory agreement for the Portfolio. Effective April 26, 2021, Franklin Advisers, Inc. (Franklin Advisers) was added as a subadviser to the Portfolio, to serve alongside QS Investors, LLC (QS Investors), Brandywine Global Investment Management, LLC (Brandywine), ClearBridge Investments, LLC (ClearBridge), Western Asset Management Company, LLC (WAMCO), and Western Asset Management Company Limited (WAML).

PGIM Investments LLC (PGIM Investments or the Manager), as investment manager to the Portfolio, has amended the subadvisory agreement with QS Investors, Brandywine, ClearBridge, WAMCO, and WAML, to include Franklin Advisers, as subadviser to the Portfolio (the Amended Subadvisory Agreement). Prior to April 26, 2021, QS Investors, Brandywine, ClearBridge, WAMCO, and WAML, served as the subadvisers to the Portfolio. The Amended Subadvisory Agreement relates to the appointment of Franklin Advisers to serve alongside QS Investors, Brandywine, ClearBridge, WAMCO, and WAML as subadvisers to the Portfolio. The Amended Subadvisory Agreement became effective on April 26, 2021. The investment management agreement relating to the Portfolio has not been, and will not be, changed as a result of the Amended Subadvisory Agreement. The Manager will continue to manage the Portfolio.

The Manager has received exemptive orders from the Securities and Exchange Commission that allow it, subject to certain conditions, to hire certain subadvisers and to make changes to existing subadvisory agreements without obtaining shareholder approval. As required by the exemptive order pertaining to subadvisers that are unaffiliated with the Trust and the Manager, the Portfolio is required to provide information to shareholders about a new subadviser within 90 days of the hiring of the new subadviser. The Information Statement is designed to satisfy this requirement.

This Notice is being mailed on or about July 8, 2021, to all shareholders of record as of the close of business on April 26, 2021. A copy of the Information Statement will remain on the Portfolio’s website until October 6, 2021.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at 655 Broad Street, 17th Floor, Newark, New Jersey 07102, or by calling (800) 778-2255 (toll free). You can request a complete copy of the Information Statement until October 6, 2021. To ensure prompt delivery, you should make your request no later than September 22, 2021. Please note that you will not receive a paper copy unless you request it.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Notice may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and other materials that the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to the Trust’s address, or by calling the telephone number shown above. The Trust will then promptly deliver, upon request, a separate copy of this Notice to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

This Notice and the Information Statement are for your information only. You are not required to take any action.

This page intentionally left blank.

ASTF85-15IS